UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2004

SM&A

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-23585 (Commission File Number)	33-0080929 (IRS Employer Identification No.)

4695 MacArthur Court, Eighth Floor, Newport Beach, California (Address of principal executive offices)	92660 (Zip Code)

Registrant’s telephone number, including area code (949) 975-1550

(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT
Item 9.01 Financial Statements and Exhibits.
Item 7.01 Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 30, issued by SM&A.

Item 7.01 Regulation FD Disclosure.

     On August 30, 2004, SM&A, a California corporation, issued a press release updating guidance. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM&A
(Registrant)

Date: August 30, 2004	/s/ Cathy L. Wood
(Signature)
Cathy L. Wood Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 30, issued by SM&A.